Exhibit 10.1

THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

This THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS is dated as of March 29, 2022 (this “Agreement”), and entered into by and among AIRSPAN NETWORKS INC., a Delaware corporation, as borrower (in such capacity, the “Borrower”), Airspan Networks Holdings Inc. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation (“ANH”), as Holdings (in such capacity, “Holdings”), each undersigned Subsidiary of the Borrower party to the Credit Agreement (as defined below) as a Guarantor (Holdings, together with each such Subsidiary acting in such capacity, each, a “Guarantor”; and, together with the Borrower, collectively, the “Loan Parties” and, each, a “Loan Party”), the Lenders party hereto and DBFIP ANI LLC (“Fortress”), as Administrative Agent and Collateral Agent (Fortress, together with its successors and assigns in such capacities, the “Agent”), and acknowledged, agreed, and consented to by the Note Agent on the signature pages hereto.

WHEREAS, the Loan Parties are parties to (x) the Credit Agreement dated as of December 30, 2020 (as modified by (i) the Limited Consent dated as of March 8, 2021, (ii) the First Amendment to Credit Agreement dated as of June 14, 2021, (iii) the Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and other Loan Documents dated as of August 13, 2021 and (iv) the Limited Waiver and Consent under Amended and Restated Credit Agreement dated as of November 2, 2021 (the “Limited Waiver”), and as the same has been or may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Effective Date (as defined below), the “Credit Agreement”), together with the Lenders and the Agent and (y) certain other Loan Documents pursuant to which the Loan Parties have provided guarantees and collateral security in respect of the Obligations;

WHEREAS, ANH entered into that certain Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of July 30, 2021 (as modified by the Limited Waiver and Consent under Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of November 2, 2021, and as the same has been or may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “NPA”) by, among others, ANH, as issuer, Artemis Merger Sub Corp., a Delaware corporation, as guarantor, the purchasers party thereto (collectively, the “Purchasers”) and Fortress, as collateral agent on behalf of the secured parties thereunder (together with its successors and assigns in such capacity, the “Note Agent”) and, immediately prior to the consummation of the De-SPAC Transactions, Holdings issued Senior Secured Convertible Notes to the Purchasers under the terms of the NPA and the other Note Documents (as defined in the NPA);

WHEREAS, the Loan Parties, the Lenders party hereto and the Agent are entering into this Agreement to reaffirm the Limited Waiver, and further document their agreement, which shall be effective as of December 31, 2021 (the “Consent Date”), waiving (i) the requirement for the Loan Parties to comply with the minimum revenue and the minimum EBITDA financial covenants set forth in Sections 7.16(b) and 7.16(c) of the Credit Agreement, respectively, for the Test Period ended December 31, 2021 (the “Subject Test Period”) and (ii) any prospective default that would have arisen pursuant to Section 8.01(c) or 8.01(e) of the Credit Agreement as a result of a failure to comply or deliver reporting that evidences compliance with Sections 7.16(b) and 7.16(c) of the Credit Agreement for the Subject Test Period (collectively, the “Specified Waivers and Consents” and, any such prospective defaults, collectively, the “Prospective Defaults”);

WHEREAS, the undersigned parties are entering into this Agreement to, among other things, make certain modifications by way of amending certain terms and provisions of the Credit Agreement as set forth herein; and

WHEREAS, it is the intent of the parties hereto that this Agreement does not constitute a novation of rights, obligations and liabilities of the respective parties (including the Obligations) existing under the Credit Agreement or evidence payment of all or any of such obligations and liabilities under any of the Loan Documents and such rights, obligations and liabilities shall continue and remain outstanding;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

1. Defined Terms. Except as otherwise defined in this Agreement, capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to such respective terms in the Credit Agreement. The parties hereto hereby expressly agree that this Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Limited Waiver and Consent. With effect from the Consent Date, the Agent and each Lender party hereto previously waived the Prospective Defaults on the terms and subject to the conditions set forth in this Section 2. This limited waiver and consent shall be limited precisely as written and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be waived, amended or otherwise effected hereby. The Specified Waivers and Consents shall apply only for the Subject Test Period and the Prospective Defaults and shall not apply for any other Test Periods, any other actual or prospective Defaults, Events of Default or violation of any other provision of the Credit Agreement or any other Loan Document. Nothing in this Agreement shall be deemed to: (a) constitute a waiver of compliance by the Borrower or any other Loan Party with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein; or (b) create any course of dealing or otherwise impair or prejudice any right or remedy that the Agent or any other Secured Party may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein, with respect to any matter other than those specifically and expressly waived and consented to in this Section 2.

3. Amendments to the Credit Agreement.

3.1 Upon giving effect to the Effective Date, Section 1.01 of the Credit Agreement is amended by inserting the new definitions “Actual LTM EBITDA” and “Base LTM EBITDA” each in appropriate alphabetical order to read as follows:

““Actual LTM EBITDA” is defined in Section 7.16(a)(ii).”

““Base LTM EBITDA” is defined in Section 7.16(a)(ii).”

3.2 Upon giving effect to the Effective Date, the last paragraph of Section 6.12 of the Credit Agreement shall be amended as of the Consent Date by replacing the words “sixty (60) days” as they appear therein with the words “eight (8) months”.

3.3 Upon giving effect to the Effective Date, the following will be added as Section 6.17 to the Credit Agreement: “The Borrower shall deliver the following updated Schedules or supplements to Schedules (to the extent there are any updates) to the Agent within thirty (30) days after the date hereof (or such later date as may be agreed to by the Agent in writing (including by email) in its sole discretion): Schedules 5.03, 5.05, 5.09, 5.13, 5.17(a), 5.17(b), 5.17(c), 5.17(e), 5.17(f), 5.17(j), 5.17(n), 5.20, 5.23, 5.24, 5.25 and 5.33 to the Credit Agreement and Schedules 1, 3(a), 3(b), 4, 5, 6, 7 and 8 to the Security Agreement.”.

3.4 Upon giving effect to the Effective Date, Section 7.16 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

SECTION 7.16 Financial Covenants. The Loan Parties shall:

(a) Minimum Liquidity. At all times maintain a minimum of Unrestricted Cash of Holdings and its Subsidiaries of $20,000,000; provided, however, if no Default or Event of Default exists, then after the delivery of the Compliance Certificate of Holdings until the delivery of the next Compliance Certificate of Holdings (or, if earlier, the date such Compliance Certificate is required to be delivered), the minimum shall be adjusted based upon the EBITDA of Holdings and its Subsidiaries for the relevant four-fiscal-quarter Test Period reported in such Compliance Certificate to the lesser of:

(i) $20,000,000; and

(ii) (A) $20,000,000 minus (B) the difference between (x) the actual EBITDA of Holdings and its Subsidiaries for the four fiscal quarters ended as of the last day of the relevant Test Period (the “Actual LTM EBITDA”) and (y) the number described as “ttm EBITDA” set forth in the table provided by Borrower to the Agent on March 28, 2022 (hereby agreed by the Agent) in the column corresponding to the end date of the same four-fiscal-quarter Test Period (the “Base LTM EBITDA”);

provided, that, (A) if the Actual LTM EBITDA exceeds the Base LTM EBITDA by more than $5,000,000, the minimum Unrestricted Cash then required shall be Fifteen Million Dollars ($15,000,000) and (B) if a Default or Event of Default exists at any time, the minimum Unrestricted Cash requirement shall be automatically increased on and after the date of delivery of the next Compliance Certificate of Holdings (or, if earlier, the date such Compliance Certificate is required to be delivered) to $20,000,000 and until such Default or Event of Default is waived or cured, the covenant shall be calculated without giving effect to any reduction.

(b) Minimum LTM Revenue. Not permit the revenue of Holdings and its Subsidiaries (as recognized in accordance with GAAP) as of the last day of any Test Period set forth in the table below, to be less than the amount set forth opposite such Test Period for such Test Period then ended:

Test Period Ended	Minimum Revenue
March 31, 2022	$163,000,000
June 30, 2022	$161,000,000
September 30, 2022	$171,000,000
December 31, 2022	$172,000,000
March 31, 2023	$180,000,000
June 30, 2023	$189,000,000
September 30, 2023	$203,000,000
December 31, 2023	$215,000,000
March 31, 2024	$227,000,000
June 30, 2024	$235,000,000
September 30, 2024	$241,000,000

It being understood that for the purposes of determining the revenue of Holdings and its Subsidiaries for any Test Period which includes a fiscal quarter ended prior to the consummation of the Merger (as defined in the Merger Consent), but relating to periods before giving effect to the Merger Agreement, the revenue of Holdings and its Subsidiaries (x) for the fiscal quarter ended June 30, 2021 shall be deemed to be the revenue of the Borrower and its Subsidiaries on a consolidated basis for the fiscal quarter ended June 30, 2021, and (y) for the fiscal quarter ended March 31, 2021 shall be deemed $45,935,000.

(c) Minimum LTM EBITDA. Not permit the EBITDA of Holdings and its Subsidiaries, as of the last day of any Test Period set forth in the table below, to be less than the amount set forth opposite such Test Period for such Test Period then ended:

Test Period Ended	Minimum LTM EBITDA
March 31, 2022	$(42,000,000)
June 30, 2022	$(48,000,000)
September 30, 2022	$(42,000,000)
December 31, 2022	$(39,000,000)
March 31, 2023	$(23,000,000)
June 30, 2023	$(23,000,000)
September 30, 2023	$(21,000,000)
December 31, 2023	$(16,000,000)
March 31, 2024	$(16,000,000)
June 30, 2024	$(10,000,000)
September 30, 2024	$(5,000,000)

4. Effectiveness. The modifications to the Credit Agreement as set forth in Section 3 above shall become effective immediately on the date hereof upon the Lenders’ party hereto and the Agent’s satisfaction with each of the following conditions precedent (the date of such satisfaction, the “Effective Date”):

4.1 The Agent (or its counsel) shall have each received the following, each in form and substance satisfactory to the Agent and the Lenders party hereto:

(i) The counterparts to this Agreement, which shall be duly executed by the Borrower, each Guarantor, the Lenders sufficient to constitute the Requisite Lenders and the Agent, in each case, in accordance with Section 13 below;

(ii) The First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents, which shall be duly executed by the parties thereto;

(iii) Evidence that all conditions precedent to the First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents have been satisfied;

(iv) (a) From each Loan Party, an Officer’s Certificate dated as of the Effective Date and certifying that attached thereto are (i) true, correct and complete copies of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Effective Date, or a certification that there has been no change to the same since delivered to the Agent on August 13, 2021, (ii) true, correct and complete copies of the certificate or articles of incorporation or organization (or other charter document), including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization (or equivalent), or a certification that there has been no change to the same since delivered to the Agent on August 13, 2021, (iii) where applicable, a certificate as to the good standing or status (or similar equivalent) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority from such Loan Party’s applicable jurisdiction of organization (which, for the avoidance of doubt, may be certified via a short-form document), (iv) the names of the authorized officers authorized to sign the Loan Documents and their true signatures and (v) that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Agreement, the performance of the Loan Documents as modified by this Agreement, and the transactions contemplated hereby and that such resolutions have not been modified, rescinded or amended and are in full force and effect, or a certification that there has been no change since the authorizing resolutions delivered to the Agent on August 13, 2021, and that such resolutions authorize the execution, delivery and performance of this Agreement, the performance of the Loan Documents as modified by this Agreement, and the transactions contemplated hereby, (b) a solvency certificate of Holdings, the Borrower and each Domestic Guarantor and (c) a closing certificate of the Borrower in form and substance reasonably satisfactory to the Agent certifying (i) as to the matters set forth in Section 5 below and (ii) that all conditions precedent to the Effective Date have been satisfied; and

(v) Evidence in form and substance reasonably satisfactory to the Agent that substantially contemporaneously with the effectiveness of this Agreement that all fees and expenses of the Agent and the other Secured Parties required to be paid or reimbursed by the Loan Parties on or prior to the Effective Date (including, without limitation, all fees and expenses of Sidley Austin LLP and any and all local counsels to the Agent and the Lenders required or otherwise contemplated to be paid or reimbursed under Section 13.02 of the Credit Agreement) for which invoices have been presented prior to the Effective Date, shall in each case have been paid or reimbursed to the appropriate parties.

4.2 Representations and Warranties. The representations and warranties in Section 5 below and in the other Loan Documents shall be true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (immediately after giving effect to such qualification and the waiver contained in Section 2 above and the modifications to the Credit Agreement contained herein)) on the Effective Date (or to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall have been true and correct in all material respects as of such earlier date), after giving effect to any updated schedules to any Loan Documents delivered by the Borrower to the Agent within thirty (30) days after the Effective Date (or such later date as may be agreed to by the Agent in writing (including by email) in its sole discretion).

4.3 No Default. Immediately after giving effect to this Agreement and the waivers and consents contained in Section 2 above, no Default or Event of Default has occurred and is continuing or would result from the execution, delivery or performance of this Agreement.

4.4 Fees.

(i) (a) As consideration for this Agreement and the Specified Waivers and Consents and other modifications contained herein, the Borrower has agreed pay to the Agent, for the benefit of each of the Lenders, a fee (the “Amendment Fee”) in an amount equal to 1.00% of the aggregate principal amounts of any and all Loans and Commitments (including any and all accrued interest (including interest then due in cash, in kind, PIK Interest and any other interest)) that are outstanding under the Credit Agreement as of the date hereof (collectively, the “Outstanding Amounts”). The Parties hereby acknowledge and agree that, as of the date hereof, the total Outstanding Amounts are $46,371,962.73.

(b) The Amendment Fee shall be for the ratable benefit of each Lender on a pro rata basis. The Borrower shall pay the Amendment Fee in kind (i.e. by adding the Amendment Fee to the aggregate principal amount of all outstanding Loans under the Credit Agreement as of the date hereof). Each party hereto hereby agrees that the Amendment Fee: (x) was fully earned on the Consent Date but shall be due and payable on the Effective Date; and (y) shall not be refunded or repaid to the Borrower under any circumstances.

(ii) Each Lender party hereto, by delivering its signature page to this Agreement on the Effective Date, shall be deemed to have consented to, approved or accepted or to be satisfied with, this Agreement and each other document required hereunder or thereunder to be consented to, approved by or acceptable or satisfactory to such Lender (if any), unless the Agent shall have received notice from any such Lender prior to the Effective Date specifying its objection thereto.

5. Representations and Warranties; Ratification of Obligations; Reaffirmation of Guaranty and Loan Documents. Each Loan Party hereby expressly represents and warrants that, immediately after giving effect to the waivers, consents, amendments, supplements and modifications contained herein (collectively, the “Supplements”) and after giving effect to any updated schedules to any Loan Documents delivered by the Borrower to the Agent within thirty (30) days after the Effective Date (or such later date as may be agreed to by the Agent in writing in its sole discretion): (a) (i) each of the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date and, in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event, change or condition has occurred since the Closing Date that has had or could reasonably be expected to have, a Material Adverse Effect; and (b) each Loan Party hereby expressly: (i) confirms its Obligations (including any guarantee obligation) under each Loan Document, in each case as amended, restated, supplemented or modified immediately after giving effect to this Agreement and the Supplements; (ii) confirms that its Obligations as amended, restated, supplemented or modified hereby under the Credit Agreement and the other Loan Documents are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Loan Documents, in each case, as amended, restated, supplemented or modified immediately after giving effect to this Agreement (including as such grants have been amended, restated, supplemented or modified by this Agreement and the Supplements); and (iii) confirms that its Obligations under the Credit Agreement and the other Loan Documents immediately after giving effect to the Supplements constitute Obligations. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect (except as such Obligations have been expressly supplemented, amended, restated or modified hereby or by the Supplements including), and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents, as amended, restated, supplemented or modified hereby.

6. Further Assurances. Each of the undersigned Loan Parties, shall, at the request of the Agent and at such Loan Party’s own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

7. Release. In consideration of the foregoing amendments, the Loan Parties signatory hereto, and, to the extent the same is claimed by right of, through or under the Borrower or any Guarantor, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged each of the Secured Parties, and their respective Affiliates, and any of the respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any Secured Party or any of its Affiliates would be liable if such persons or entities were found to be liable to the Borrower or any other Loan Party, or any of them (collectively hereinafter the “Indemnified Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Indemnified Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Agreement or the Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing.

8. No Actions, Claims, Etc. Each Loan Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any Secured Party, in any case, arising from any action or failure of any Secured Party to act under this Agreement or any other Loan Document on or prior to the date hereof, or of any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to any Secured Party or any of their Affiliates under this Agreement or any other Loan Document. Each Loan Party unconditionally releases, waives and forever discharges on its own behalf and on behalf of each of its subsidiaries and Affiliates (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Secured Party to such Loan Party, except the obligations required to be performed by any Secured Party or its Affiliates or agents under the Loan Documents on or after the date hereof and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Loan Party might otherwise have against any Secured Party in connection with this Agreement or the other Loan Documents or the transactions contemplated thereby, in the case of each of clauses (i) and (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

9. Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Effective Date, each reference in the Credit Agreement or the other Loan Documents to “this Agreement”, “the Credit Agreement”, “the Security Agreement”, “the Loan Documents”, “hereunder”, “hereof”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Security Agreement and each of the other Loan Documents, shall mean and be a reference to the Credit Agreement, the Security Agreement and/or, as the context may require, the Loan Documents, as amended or amended and restated by this Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver or novation of any Loan Document or of any right, power or remedy of any Secured Party under any Loan Document, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Loan Documents.

10. Incorporation of Terms. The provisions of Section 13.07 (Survival), Section 13.01 (Successors and Assigns), Section 13.02 (Costs and Expenses; Indemnification) and Section 13.05 (Amendments in Writing; Waiver; Integration) of the Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those sections to “this Agreement” are references to this Agreement.

11. Notices. Any notice or request under this Agreement shall be given to each undersigned Loan Party at such party’s address set forth below, or at such other address as such party may hereafter specify in a notice given in the manner required under Section 12.01 of the Credit Agreement.

12. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

13. Counterparts. This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement, as applicable.

14. Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD FOR ITS CONFLICTS OF LAWS PRINCIPLES except Section 5-1401 of the New York General Obligations Law. THE TERMS AND PROVISIONS OF SECTION 12.02 (GOVERNING LAW; SUBMISSION TO JURISDICTION) AND SECTION 12.03 (JURY TRIAL WAIVER) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE AND SHALL APPLY TO THIS AGREEMENT, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

15. APPOINTMENT OF PROCESS AGENT; SERVICE OF PROCESS. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12.01 OF THE CREDIT AGREEMENT. EACH NON-U.S. LOAN PARTY IRREVOCABLY DESIGNATES AND APPOINTS THE BORROWER, WITH AN OFFICE ON THE EFFECTIVE DATE AT THE ADDRESS LISTED FOR THE BORROWER IN SECTION 12.01 OF THE CREDIT AGREEMENT, AS ITS AUTHORIZED AGENT, TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF, SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN SECTION 13 ABOVE OR IN ANY OTHER TRANSACTION DOCUMENT IN ANY FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY. EACH OF THE NON-U.S. LOAN PARTIES AND THE BORROWER HEREBY REPRESENTS, WARRANTS AND CONFIRMS THAT THE BORROWER HAS AGREED TO ACCEPT SUCH APPOINTMENT (AND ANY SIMILAR APPOINTMENT BY ANY OTHER NON-U.S. LOAN PARTY). SAID DESIGNATION AND APPOINTMENT SHALL BE IRREVOCABLE BY EACH SUCH NON-U.S. LOAN PARTY UNTIL ALL AMOUNTS PAYABLE BY SUCH NON-U.S. LOAN PARTY HEREUNDER AND UNDER THE OTHER TRANSACTION DOCUMENTS SHALL HAVE BEEN PAID IN FULL IN ACCORDANCE WITH THE PROVISIONS HEREOF AND THEREOF AND, AS APPLICABLE, SUCH NON-U.S. LOAN PARTY SHALL HAVE BEEN TERMINATED OR RELEASED AS A GUARANTOR PURSUANT TO THE TERMS OF THE APPLICABLE TRANSACTION DOCUMENTS. EACH NON-U.S. LOAN PARTY HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE REFERRED TO IN SECTION 13 ABOVE OR IN ANY OTHER TRANSACTION DOCUMENT IN ANY FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY BY SERVICE OF PROCESS UPON THE BORROWER AS PROVIDED IN THIS SECTION 15. EACH NON-U.S. LOAN PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIM OF ERROR BY REASON OF ANY SUCH SERVICE IN SUCH MANNER AND AGREES THAT SUCH SERVICE SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH NON-U.S. LOAN PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING AND SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE TAKEN AND HELD TO BE VALID AND PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO SUCH NON-U.S. LOAN PARTY. TO THE EXTENT ANY NON-U.S. LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE), EACH NON-U.S. LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

[Signature pages to follow.]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

DBFIP ANI LLC,
as Agent, Note Agent and a Lender

By:	/s/ William A. Covino
Name:	William A. Covino
Title:	Chief Financial Officer

[Signature Page to Airspan Third Amendment and Waiver to Credit Agreement and Other Loan Documents]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

LOAN PARTIES:

AIRSPAN NETWORKS HOLDINGS INC. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Airspan Third Amendment and Waiver to Credit Agreement and Other Loan Documents]

AIRSPAN NETWORKS INC.,
a Delaware corporation, as Borrower and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN IP HOLDCO LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS (SG) INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

MIMOSA NETWORKS, INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Secretary

MIMOSA NETWORKS INTERNATIONAL, LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Airspan Third Amendment and Waiver to Credit Agreement and Other Loan Documents]

AIRSPAN COMMUNICATIONS LIMITED, a United Kingdom corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN NETWORKS LTD. an Israel corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

Airspan Japan KK, a Japanese corporation, as a Guarantor

By:	/s/ Steven P. Shipley
Name:	Steven P. Shipley
Title:	Representative Director

[Signature Page to Airspan Third Amendment and Waiver to Credit Agreement and Other Loan Documents]